UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Eventbrite, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36849-P05099 EVENTBRITE, INC. 95 THIRD STREET 2ND FLOOR SAN FRANCISCO, CA 94103 EVENTBRITE, INC. 2024 Annual Meeting of Shareholders Vote by June 5, 2024 11:59 PM ET You invested in EVENTBRITE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held via the Internet on June 6, 2024 at 8:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/EB2024. Vote Virtually at the Meeting* June 6, 2024 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/EB2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V36850-P05099 1. To elect Pilar Manchón, Sean Moriarty and Naomi Wheeless as Class III directors to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal: For Nominees: 01) Pilar Manchón 02) Sean Moriarty 03) Naomi Wheeless 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit monetary liability of certain officers as permitted by law. For 3. A proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 4. A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers. For NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.